TRACON PHARMACEUTICALS January 2017 NASDAQ: TCON Exhibit 99.1

This presentation contains statements that are, or may be deemed to be, "forward-looking statements." In some cases these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential,” or, in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements relate to future events or our future financial performance or condition, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success of development activities and business strategies, plans and objectives of management for future operations, and future results of anticipated product development efforts, including potential benefits derived therefrom. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with conducting clinical trials, whether any of our product candidates will be shown to be safe and effective, our ability to finance continued operations, our reliance on third parties for various aspects of our business, competition in our target markets, our ability to protect our intellectual property, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Forward-Looking Statements

TRC105 Phase 3 Investment Highlights Comprehensive clinical operations, regulatory and QA capabilities Product development expertise basis for deal with Janssen Leader in endoglin biology – Open Phase 3 trial under SPA in orphan drug indication of angiosarcoma; multiple ongoing Phase 2 trials in combination with VEGF inhibitors, a franchise currently generating > $17B annually Experienced Team Small molecule inhibitor of DNA repair being studied in Phase 2 in glioblastoma and mesothelioma with NCI support TRC102 Phase 2 TRC253 IND Filed Clinical data from more than 400 patients treated show tolerability and promising anti-tumor activity with each of four VEGF inhibitors Oncology Ophthalmology Fibrosis Partnered with Santen, Phase 1/2 wet AMD trial enrolling Reverses fibrosis and improves survival in preclinical models Product Development Platform Small molecule inhibitor of mutated and wild-type Androgen Receptor Expect Phase 1/2 start in early 2017

Broad Pipeline with Multiple Expected Near-term Readouts 1 Partnered with Santen Pharmaceutical Co., Ltd. (Santen) 2 Janssen Pharmaceutica N.V. (Janssen) has a buyback option Indication Pre-Clinical Phase 1 Phase 2 Phase 3 TRC105 Angiosarcoma RCC, HCC, GBM, GTN Lung, Breast TRC102 GBM, Mesothelioma Lung, Solid Tumors DE-122 Wet AMD TRC253 Prostate TRC694 Myeloma TRC205 Fibrosis 1 2

Complementing VEGF Inhibition Represents a Substantial Potential Commercial Opportunity for TRC105

Indication	Approved VEGF Inhibitors	2015 VEGF Inhibitor Revenue[1] (Growth vs 2014)
2nd Line Renal Cell Carcinoma	Inlyta	$430 million (5%)
1st Line Hepatocellular Carcinoma	Nexavar	$1.0 billion[2] (0%)
2nd Line Soft Tissue Sarcoma	Votrient	~$150 million[3]
Colorectal Cancer, Lung Cancer	Avastin, Cyramza, Zaltrap, Stivarga	>$5 billion[4]
Wet AMD	Eylea Lucentis	$4.1 billion (47%) $3.6 billion (-15%)

Substantial opportunity to build upon multiple established VEGF inhibitor franchises by improving patient outcomes through improved inhibition of angiogenesis

1 Company reports, SEC filings, DataMonitor.
2 Nexavar is approved in HCC, RCC and thyroid cancer. The majority of Nexavar's sales are in HCC.
3 Votrient is approved in both HCC and advanced STS. Estimated sales for Votrient in STS (based on 2014 total sales less DataMonitor estimates in RCC).
4 Based on company estimates of sales by indication for Avastin and Cyramza.

TRACON PHARMA

5

Endoglin: Essential Non-VEGF Angiogenic Target Endoglin is expressed on endothelial cells and is essential for angiogenesis Selectively expressed on proliferating vessels in cancer and AMD; up-regulated following VEGF inhibition Unfavorable prognostic marker Attenuated endoglin expression causes Osler-Weber-Rendu syndrome which is associated with improved cancer survival (31% reduced risk of death) Persistent expression on tumor vessels results in progression despite VEGF inhibition, while knockdown of endoglin sensitizes tumors to VEGF inhibition Targeting VEGF and endoglin concurrently has been shown to improve angiogenesis inhibition endoglin Normal Human Liver Human Liver Cancer Human AMD Membrane Angiosarcoma

TRC105: Our Lead Endoglin Antibody

- TRC105 binds a precise endoglin epitope to inhibit BMP binding and VEGF- and fibroblast growth factor (FGF)-induced angiogenesis
- TRC105 also potently mediates antibody-dependent cell mediated cytotoxicity (ADCC)


ENG
BMPR2
ALK1
TRC105


BMP9
SMAD 1/5/8
Phosphorylated SMAD 1/5/8
Organized endothelial cell proliferation
BMP9
SMAD 1/5/8
Decreased phosphorylated SMAD 1/5/8 allows unopposed phospho-SMAD 2/3 signaling to restore a quiescent phenotype

TRACON PHARMA

7

TRC105 Tiered Clinical Development Strategy “Ultra-Orphan” Indications “Fast-to-Market” Indications (includes orphan indications) “Large Market” Indications Expected Price / Course of Therapy Higher Lower Lower Higher Eligible Patients Gestational Neoplasia Angiosarcoma Renal Cell Carcinoma Hepatocellular Carcinoma Glioblastoma Breast Cancer Lung Cancer 3rd Wave 1st Wave 2nd Wave Figure for illustrative purposes only.

Combinations Well Tolerated and Evidence of Clinical Activity with Multiple VEGF inhibitors

Combination	Well Tolerated	Signs of Activity in Phase 1b/2	Ongoing Development
TRC105 + Votrient	√	Durable complete responses in angiosarcoma	Randomized global Phase 3 trial in angiosarcoma under SPA open for enrollment
TRC105 + Avastin	√	Tumor reductions in Avastin-refractory patients; durable complete response in GTN patient	Randomized Phase 2 trial in GBM; global Phase 2 trial in GTN
TRC105 + Inlyta	√	PFS of 11.3 mos. and ORR of 29% in clear cell RCC exceeded reported Inlyta[1] PFS of 4.8 mos. and ORR of 11%	Randomized Phase 2 trial in clear cell RCC
TRC105 + Nexavar	√	ORR of 40% at top dose levels of TRC105 in HCC exceeded reported Nexavar[2] ORR of 2%	Phase 2 trial of TRC105 + Nexavar in HCC

TRACON PHARMA

[1] Inlyta results from separate Inlyta Phase 3 AXIS trial following VEGFR treatment. Inlyta results from head-to-head comparison in same clinical trial may differ.

[2] Nexavar results from separate Phase 3 SHARP trial. Nexavar results from head-to-head comparison in same clinical trial may differ.

9

VEGF Inhibitors Have Limited Activity in Angiosarcoma VEGF Inhibitor Study Patient Population Activity Votrient1 Retrospective analysis (CTOS 2016) Angiosarcoma (n = 40) ORR = 20% (No CRs) PFS = 3.0 months OS = 9.9 months Votrient Retrospective analysis (ASCO 2014) Soft tissue sarcoma, including 6 angiosarcoma patients No CR’s Nexavar Single agent study (Maki 2009) Angiosarcoma (n = 37) ORR = 14% (1/37 CR) PFS = 3.8 months Nexavar Single agent study (French sarcoma group) Angiosarcoma (n = 41) Cutaneous angiosarcoma ORR = 15% (2/26 CR) PFS = 1.8 months Visceral angiosarcoma ORR = 13% (No CRs) PFS = 3.8 months Avastin Single agent study (Agulnik 2013) Angiosarcoma (n = 23) ORR = 9% (No CRs) PFS = 3.0 months 1 Votrient is the only VEGF inhibitor approved for the treatment of soft tissue sarcoma based on the superior PFS versus placebo (4.6 versus 1.6 months) in the Phase 3 PALETTE study.

TRC105 + Votrient Angiosarcoma Phase 1b/2 Combination well-tolerated; data presented at ASCO 2016 and CTOS 2016 Angiosarcoma, an endothelial sarcoma, has been very responsive Data as of CTOS (November 2016) Original Phase 1b/2 patients (n=5) mPFS ≥ 16.6 months* Original Phase 1b/2 & Expansion Cohort patients (n=9) mPFS = 5.6 months

TRC105 + Votrient Phase 1b/2 Observations Complete Response Day 48 Day 0 Day 48 Patient #2 ongoing at month 19 with a CR Day 0 Day 37 Patient #1 ongoing at month 26 with a CR Patient #6 ongoing at month 10 with significant tumor reduction Day 0 Day 84 Data as of CTOS (November 2016)

TRC105 + Votrient in Angiosarcoma: Phase 3 Trial PHASE 3 in Angiosarcoma US and European sites Randomized (n=124) with adaptive design that allows for increase in sample size to 200 patients, or selective enrollment of patients with cutaneous disease, based on interim analysis Primary Endpoint: PFS SPA agreement with FDA and concurrence with EMA Open for enrollment Interim analysis expected 1H 2018 Votrient + TRC105 Votrient 1:1 Randomization

TRC105 + Avastin in Gestational Trophoblastic Neoplasia A 37 year old woman with widely metastatic choriocarcinoma who progressed following five chemotherapeutic regimens and stem cell transplant developed a complete response to treatment with TRC105 + Avastin, following four months of treatment, that remains ongoing for more than 18 months; second patient did not respond to treatment Global Phase 2 study in gestational trophoblastic neoplasia, including choriocarcinoma, is enrolling with response rate as the primary endpoint HDCT w/ SCT ICE

TRC105 + Inlyta in Renal Cell Carcinoma

- 18 patients treated in a Phase 1b clinical trial who failed at least one VEGF inhibitor
- Partial response rate by RECIST of 29% (4 of which were in the fourth line setting)
  - Exceeded partial response rate of Inlyta following VEGFR TKI treatment in the Inlyta Phase 3 AXIS trial of 11%
- Improved activity in clear cell (including 4 RECIST PRs) and exploratory analysis indicated two biomarkers (baseline TGF-β R3 and osteopontin) correlated with activity
- Median PFS in clear cell RCC of 11.3 months
  - Exceeded PFS of Inlyta following VEGFR TKI treatment in the Inlyta Phase 3 AXIS trial of 4.8 months

Maximum Percentage Change in Target Lesion Size in Renal Cell Carcinoma Patients Treated with TRC105 and Inlyta



30%
20%
10%
0%
(10%)
(20%)
(30%)
(40%)
(50%)
(60%)
Best Response (% Δ From Baseline)
Progressive Disease by RECIST
PFS = 11.3 months (all RCC histologies)
PFS = 11.3 months (clear cell RCC)
Partial Response by RECIST
Stable/Progressive Disease
Partial Responders by Choi Criteria
Patient who progressed on Inlyta immediately prior to study entry

Best Response (n=17)	
Partial Response (PR)	5
Stable Disease (SD)	10
Progressive Disease (PD)	2

ESMO (October 2016)

TRACON PHARMA

15

Ongoing Phase 2 Multicenter Randomized Trials

PHASE 2 in RCC

- Advanced or metastatic clear cell RCC
- Progression following 1 prior VEGF inhibitor
- 1 prior mTOR inhibitor allowed
- 1 prior immunotherapy allowed
- Randomized (n=150)
- Primary Endpoint: PFS


1:1 Randomization
Inlyta
Inlyta + TRC105

PHASE 2 in GBM

- Progression following chemoradiation (no prior Avastin)
- Randomized (n=86)
- Primary Endpoint: PFS


1:1 Randomization
Avastin
Avastin + TRC105

TRACON PHARMA

16

TRC105 + Nexavar in Hepatocellular Carcinoma Maximum Percentage Change in Target Lesion Size in Hepatocellular Carcinoma Patients Treated with TRC105 and Nexavar 20 patients treated (of whom 14 were evaluable by RECIST) in a Phase 1/2 clinical trial Partial response rate by RECIST of 40% (treated with 10 or 15 mg/kg TRC105) - Exceeded partial response rate of Nexavar in Phase 3 pivotal studies of 2 - 3% Initiated multicenter trial in hepatocellular carcinoma of up to 33 patients to confirm response rate and to potentially justify a randomized Phase 3 trial Partial Response by RECIST Best Response (% Δ From Baseline) ASCO (June 2015)

Development in AMD Partnered with Santen Data from Ophthotech indicate that vision in wet AMD can be improved by targeting complementary pathways in combination with VEGF inhibitors TRC105 preclinical proof of concept established in a model of AMD Santen, a global ophthalmology company with $1.6 billion in annual revenue, will lead global development and commercialization efforts for DE-122 (ophthalmic formulation of TRC105) in wet AMD and other eye diseases Deal terms $13 million received thus far Santen pays for all development costs Up to $152 million in additional milestone payments Royalties in the high single digits to low teens Phase 1/2 PAVE trial is enrolling; expect completion in 2H 2017 Expect Santen to initiate Phase 2 AVANTE study in 2H 2017

TRC102: Reversing Resistance to Chemotherapy Small molecule designed to reverse resistance to chemotherapy and complement poly ADP-ribose polymerase (PARP) inhibitors Inhibits base excision repair, a dominant pathway of DNA repair that allows for resistance to alkylating chemotherapy (e.g., Temodar) and antimetabolite chemotherapy (e.g., Alimta) Combination Well Tolerated Signs of Activity in Phase 1b/2 Ongoing Development TRC102 + Alimta (Published in Investigational New Drugs, 2012) √ Stable disease in some patients with squamous cell lung cancer, a tumor type where Alimta is inactive Phase 2 trial with Alimta in mesothelioma TRC102 + Fludara (Presented at ASH 2014) √ Partial response and stable disease in some patients previously treated with Fludara TRC102 + Temodar (Presented at ASCO 2016) √ Partial response in some patients with lung, KRAS+ colorectal and ovarian cancer Phase 2 trial with Temodar in glioblastoma

Deal with Janssen TRC253 and TRC694 in-licensed from Janssen TRC253 is a Phase 1-ready antagonist of the F876L and other AR mutations that are resistance mechanisms for Xtandi® and ARN-509 (apalutamide) TRC694 is a selective inhibitor of NF-kB-inducing kinase (NIK) TRACON was chosen because of our efficient product development platform $5M equity investment made by JJDC TRC253 Janssen has rights to re-acquire TRC253 following Phase 1 for $45M Additional potential milestones of $137.5M and low single digit royalty If kept by TRACON, we would owe regulatory and commercial milestones of up to $45M and a low single digit royalty to Janssen TRC694 Janssen has a right of first negotiation for TRC694 following Phase 1 TRACON will owe development and regulatory milestones of up to $60M and low single digit royalty

TRC253: Novel Androgen Receptor (AR) Mutant Inhibitor

- Designed to treat AR resistant prostate cancer
  - Occurs in ~10% of mCRPC cases
- Active against wild-type AR and many clinically relevant ligand binding domain mutants
- Clear path to POC in targeted population using a companion diagnostic

AR F876L-driven xenograft model



Vehicle (20% HPbCD), QD. PO
MDV-3100 30mg/kg, QD, PO
JNJ AR NME 30 mg/kg, QD, PO
JNJ AR NME 50 mg/kg, QD, PO
(n = 9)
(n = 9)
91% TGI, (n = 9)
87% TGI, (n = 10)
Mean Tumor Volume (mm³ ± SEM)
1600
1400
1200
1000
800
600
400
200
0
45
Rx
50
55
60
65
70
75
Days post implant

Multiple Mechanisms of Action



TRC253
AR
T/DHT
Blocks AR nuclear translocation
TRC253
AR
T/DHT
Inhibits androgen binding to AR
T/DHT
AR

TRACON PHARMACEUTICALS

Hickson, I. AACR 2016 Annual Meeting.
Joseph, JD, et al. Cancer Discovery 2013.

21

Multiple Expected Near-Term Clinical Readouts TRC105 (carotuximab) Companion Therapy Indication 2017 2018 Votrient Angiosarcoma Inlyta RCC Avastin GBM Nexavar HCC Avastin Gestational Neoplasia Avastin + Carbo/Taxol Lung Afinitor + Femara Breast TRC102 Alimta Mesothelioma Temodar GBM TRC 253 Prostate Phase 2 or 3 data expected Phase 2B Phase 1B Phase 1B/2 Phase 2 Phase 3 Phase 1B/2 Phase 2 Phase 2 Phase 1/2 Phase 2B

TRC694: Novel NF-kB Inducing Kinase (NIK) Inhibitor

- NIK pathway is dysregulated in hematologic malignancies
  - Multiple myeloma (~12-20% of cases), mantle cell lymphoma (~17%), diffuse large B-cell lymphoma (~9-15%), CLL (~4% at diagnosis, higher later)
- <1 nM affinity,<10 nM cellular potency
- Clear path to POC in targeted population using a companion diagnostic

NIK-translocated myeloma cell line
(JJN3) xenograft model



Mean Tumor Volume (mm^3, ±SEM)
2500
2000
1500
1000
500
0
Vehicle
TRC694 10 mg/kg
TRC694 20 mg/kg
TRC694 40 mg/kg
JNJ-953 40 mg/kg
0
5
10
15
Day Post Dose Initiation

NIK Mechanism in MM



TACI/BCMA
LTβR/CD40/BAFFR
TRAF3
NIK
TRAF2
cIAP1/2
A20
CYLD
NEMO
IKK α
IKK β
IKK α
canonical NF-κB
non-canonical NF-κB

TRACON PHARMA

23

TRC205 Development in Fibrosis

- Endoglin expression on activated fibroblasts is the basis for development of endoglin antibodies in fibro-proliferative disorders
  - Idiopathic pulmonary fibrosis, liver fibrosis (including NASH), renal fibrosis, end-stage pulmonary hypertension, hypertrophic cardiomyopathy, scleroderma, non-systolic heart failure
- Targeting endoglin with TRC105 ***reverses*** cardiac fibrosis caused by pulmonary artery constriction (PAC) and prolongs survival in mice

Treatment initiated 3 weeks following PAC and continued biweekly for 3 weeks


Sham
3 Weeks
6 Weeks IgGAb
6 Weeks TRC105


Percent Fibrosis
100%
80%
60%
40%
20%
0%
Sham
3 Weeks
6 Weeks IgGAb
6 Weeks TRC105
Moderate RVPO

- Reduction in cutaneous neurofibromatosis seen in sarcoma patient treated with TRC105 + Votrient
- TRC205 is an IgG4 version of TRC105 that is active in preclinical models of NASH – significantly reduced the NAFLD Activity Score and demonstrated hepatoprotective, anti-inflammatory and anti-NASH effects

TRACON PHARMA

Kapur NK, et al. J Am Heart Assoc. 2014.

24

Capital Efficient Product Development Platform Beneficial relationship with NCI Multiple TRC105 and TRC102 clinical trials conducted in collaboration with NCI Mechanism used by Genentech to fund the majority of Avastin Phase 3 clinical trials Internal product development platform allows TRACON to conduct clinical trials without a CRO More efficient access to clinical data at lower cost CMC, regulatory and QA expertise Significant Cost Savings to TRACON

Expected Milestones Across All Programs Milestone Expected Timing SPA from FDA for TRC105 Phase 3 pivotal trial in angiosarcoma 1H 2017 Initiate dosing in TRC105 Phase 3 pivotal trial in angiosarcoma 1H 2017 Initiate dosing in TRC253 Phase 1/2 trial in prostate cancer 1H 2017 Top-line data from TRC105 randomized Phase 2 trial in GBM 1H 2017 Data presentation from TRC105 Phase 1 trial in lung cancer 1H 2017 Complete DE-122 Phase 1/2 PAVE study in wet AMD (Santen) 2H 2017 Initiate dosing in DE-122 Phase 2 AVANTE study in wet AMD (Santen) 2H 2017 Top-line data from TRC105 randomized Phase 2 trial in RCC 2H 2017 Complete dose escalation in TRC253 Phase 1/2 trial in prostate cancer 2H 2017

Financial Overview (as of December 31, 2016) Ticker TCON (NASDAQ) Cash, Cash Equivalents and Short-term Investments $44.4 million* Debt – Outstanding Principal $8.0 million* Common Shares O/S 16.1 million* Covering Analysts Brian Abrahams (Jefferies) Jim Birchenough (Wells Fargo) Bert Hazlett (BTIG) Chad Messer (Needham) Tom Shrader (Stifel) *These amounts are preliminary, have not been audited and are subject to change upon completion of the audit of our consolidated financial statements as of and for the year ended December 31, 2016.

Experienced Leadership Team Scientific Advisory Board Charles Sawyers MD Memorial Sloan Kettering Cancer Center William Kaelin MD Harvard Medical School Jeff Hager PhD Former CSO, Aragon Stanton Gerson MD Case Cancer Center Casey Logan MBA, Chief Business Officer 15 years of pharmaceutical business development experience Charles Theuer MD PhD, President and CEO 24 years of experience in drug discovery and development Sutent, Rituxan, Zevalin Sharon Real PhD, SVP Product Development 24 years of experience in drug discovery and development Sutent, Macugen, Viracept, Targretin Patricia Bitar CPA, Chief Financial Officer 28 years of finance and accounting experience Board of Directors William LaRue Former CFO, Cadence Pharmaceuticals Martin Mattingly PharmD Former CEO, Trimeris and Ambrx Rainer Twiford JD PhD President, Brookline Investments Paul Walker Partner, NEA Stephen Worland PhD CEO, Effector Therapeutics Charles Theuer MD PhD President and CEO Bonne Adams MBA, SVP Clinical Operations 16 years of experience in drug discovery and development Sutent, Rituxan, Zevalin

TRC105 Phase 3 Investment Highlights Comprehensive clinical operations, regulatory and QA capabilities Product development expertise basis for deal with Janssen Leader in endoglin biology – Open Phase 3 trial under SPA in orphan drug indication of angiosarcoma; multiple ongoing Phase 2 trials in combination with VEGF inhibitors, a franchise currently generating > $17B annually Experienced Team Small molecule inhibitor of DNA repair being studied in Phase 2 in glioblastoma and mesothelioma with NCI support TRC102 Phase 2 TRC253 IND Filed Clinical data from more than 400 patients treated show tolerability and promising anti-tumor activity with each of four VEGF inhibitors Oncology Ophthalmology Fibrosis Partnered with Santen, Phase 1/2 wet AMD trial enrolling Reverses fibrosis and improves survival in preclinical models Product Development Platform Small molecule inhibitor of mutated and wild-type Androgen Receptor Expect Phase 1/2 start in early 2017

TRACON PHARMACEUTICALS January 2017 NASDAQ: TCON

Backup

TRACON is a Leader in Endoglin Biology

Drug Candidate	Sponsor	Mechanism of Action	Clinical Status
TRACON's endoglin antibody pipeline			
TRC105	TRACON PHARMA	Targets endoglin (receptor for TGF-β and bone morphogenic protein [BMP]) to inhibit cell signaling and mediate ADCC	Combination with VEGF Inhibitors • Votrient (Phase 3 - Angiosarcoma) • Inlyta (Phase 2b - RCC) • Avastin (Phase 2b - GBM) • Nexavar (Phase 2 - HCC) • Avastin (Phase 2 - GTN)
TRC205		Like TRC105, but IgG4	Lead pre-clinical antibody for fibrosis
Other product candidates targeting the endoglin pathway in development			
PF03446962	Pfizer	Targets ALK1 (endoglin co-receptor)	Combination with VEGF Inhibitors • Stivarga (Phase 1b - Colorectal)
Dalantercept	ACCELERON PHARMA	Targets the endoglin ligand BMP	Combination with VEGF Inhibitors • Inlyta (Phase 2b - RCC)

TRACON PHARMA
32

Gestational Trophoblastic Neoplasia (GTN): Phase 2

- Previously treated (at least one chemotherapy regimen) GTN
- Primary Endpoint: ORR to single agent TRC105 or the combination of TRC105 + Avastin
- Key Secondary Endpoint: PFS



Complete response, CR, to single-agent TRC105
Single-agent TRC105 for at least 3 cycles following CR
Partial response, PR, without evidence of continued disease improvement over 4 consecutive weekly β-hCG measurements after partial response confirmed
Single-agent TRC105 (N = 30)
TRC105 + Avastin
Absence of CR or PR to single-agent TRC105
Single-agent Avastin
Absence of CR to single-agent Avastin

TRACON PHARMACEUTICALS
33

TRC105 Tiered Product Development Strategy

	Companion Therapy	Indications	Commercial Rationale	Target Efficacy Threshold for Approval/Reimbursement[4]
Ultra-Orphan	Votrient	Angiosarcoma	Endoglin expressed on angiosarcoma; Votrient approved as single agent; short time to endpoint (PFS[1])	67% improvement in PFS
Ultra-Orphan	Avastin	Gestational Neoplasia	Endoglin expressed on choriocarcinoma; short time to expected endpoint (ORR[2])	15% response rate
Fast-to-Market	Inlyta	Renal cell: 2nd Line	Inlyta approved as single agent; short time to endpoint (PFS) in a vascular tumor	40% improvement in PFS
Fast-to-Market	Avastin	GBM: 2nd Line	Avastin approved as single agent; short time to endpoint (OS[3]) in a vascular tumor	30% improvement in OS
Fast-to-Market	Nexavar	Hepatocellular: 1st Line	Nexavar approved as single agent in first line; short time to endpoint (OS)	30% improvement in OS
Large Market	Afinitor + Femara	Breast cancer: Neoadjuvant	Neoadjuvant setting allows approval based on pathologic complete response rate (pCR)	30% improvement in pCR
Large Market	Avastin + chemo	Lung cancer: 1st Line	Significant Avastin commercial franchise	30% improvement in OS

TRACON PHARMA

[1]Progression free survival. [2]Overall response rate. [3]Overall survival. [4]TRACON internal targets based on marketed drugs for similar indications. Subject to regulatory and healthcare payor requirements.

34

TRC102: Reversing Resistance to Chemotherapy TRC102 binds abasic sites Apoptosis Topoisomerase II induces DNA strand breaks TRC102-bound DNA is a substrate for Topoisomerase II Aberrant base Glycosylase excises base AP endonuclease nicks DNA Backbone PARP trims ribose ring and polymerase-β inserts new base Ligase repairs DNA backbone